THIRD AMENDMENT TO
CREDIT AGREEMENT

        THIS THIRD AMENDMENT made as of the 8th day of January, 2004, by and between BIOANALYTICAL SYSTEMS, INC. ("Borrower") and THE PROVIDENT BANK ("Bank");

W I T N E S S E T H:

        WHEREAS, as of October 29, 2002, the parties hereto entered into a certain Credit Agreement, as amended (as amended, the “Agreement”); and

        WHEREAS, the parties desire to further amend the Agreement to, among other things, revise certain financial covenants and to modify the pricing, subject to the terms contained herein;

        NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I.    AMENDATORY PROVISIONS

Article 2.    Credit

        2.2         Interest; Unused Fees and Rate Selection.

2.2.1 Line of Credit — Interest. Section 2.2.1 of the Agreement is hereby amended by substituting the following new Section 2.2.1 in lieu of the existing Section 2.2.1:

        2.2.1    Line of Credit — Interest.    Prior to maturity or Default, the outstanding principal balance of Advances under the Line of Credit shall bear interest at a per annum rate equal to the Prime Rate plus One Percent (1%). After, and so long as, the Funded Debt Ratio is less than 3.75 to 1.00, and prior to maturity or Default, the outstanding principal balance of Advances under the Line of Credit shall bear interest at a per annum rate equal to the Prime Rate plus the Applicable Margin, except that at the option of Borrower as exercised as provided in Section 2.2.4 hereof, the outstanding principal balance of Advances under the Line of Credit in Permissible Increments may accrue interest at the Eurodollar Rate. At the expiration of each Interest Period, unless Borrower selects the Eurodollar Rate option as provided in Section 2.2.4 hereof and except as otherwise provided herein, interest shall again accrue at a per annum rate equal to the Prime Rate plus the Applicable Margin.

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        2.7        Prepayment/Exit Fee.    Section 2.7 of the Agreement is hereby amended by substituting “September 30, 2006” in lieu of “September 30, 2005” in the sixth line thereof.

Article 5.    Covenants

        5.2.        Affirmative Covenants.

5.2.1 Financial Reporting. Section 5.2.1(e) of the Agreement is hereby amended by substituting the following new Section 5.2.1(e) in lieu of the existing Section 5.2.1(e):

        (e)        as needed to support outstanding or requested Advances under the Line of Credit, a Borrowing Base Certificate, in the form prescribed by Bank, executed by the chief financial officer of Borrower, evidencing the Borrowing Base as of the date submitted, showing the calculation thereof, the outstanding principal amount of the Facilities (including, without limitation, Letters of Credit) and such other information as Bank may reasonably request.

5.2.19 Full Controls/Monitoring Fee. Section 5.2 of the Agreement is hereby amended by adding a new Section 5.2.19 as follows:

        5.2.19    Full Controls/Monitoring Fee.    Cause its accounts receivable to be paid to Bank pursuant to a lockbox arrangement with Bank and applied as collected to the Obligations, and permit the Line of Credit to be monitored under a cash management agreement by Bank’s asset lending unit. Borrower shall also pay Bank a monthly collateral monitoring fee of Seven Hundred Fifty Dollars ($750.00), due and payable on the last Banking Day of each month, commencing on the last Banking Day of January, 2004. Borrower also shall grant Bank an amended and restated security agreement, in the form prescribed by Bank, not later than January 31, 2004 to evidence and control the arrangement provided in this Section. Borrower agrees that, notwithstanding anything contained in the Agreement, the advance rates for Eligible Inventory and Eligible Accounts shall be subject to change at Bank’s sole discretion.

5.3.1 Funded Debt Ratio. Section 5.3.1 of the Agreement is hereby amended by substituting the following new Section 5.3.1 in lieu of the existing Section 5.3.1:

        5.3.1.    Funded Debt Ratio.    Maintain its Funded Debt Ratio at not greater than (a) 4.00 to 1.00 at each fiscal quarter ending through and including June 30, 2004, (b) 3.50 to 1.00 as of September 30, 2004, and (c) 3.00 to 1.00 as of December 31, 2004 and at each fiscal quarter ending thereafter.

5.3.3. Fixed Charge Coverage Ratio. Section 5.3.3 of the Agreement is hereby amended by substituting the following new Section 5.3.3 in lieu of the existing Section 5.3.3:

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        5.3.3.    Fixed Charge Coverage Ratio.    Maintain its Fixed Charge Coverage Ratio at not less than (a) 1.10 to 1.00 as of March 31, 2004 and June 30, 2004, and (b) 1.20 to 1.00 as of September 30, 2004 and at each fiscal quarter end thereafter.

PART II.    WAIVER

        Bank hereby waives compliance by Borrower with the provisions of Section 5.3.1 (Funded Debt Ratio) of the Agreement for fiscal period ending December 31, 2003. This waiver shall be in force and effect solely for the referenced period, unless otherwise agreed by Bank in the exercise of its sole discretion.

PART III.    CONTINUING EFFECT

        Except as expressly modified herein:

        (a)         All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Third Amendment; provided, however, in the event of any irreconcilable inconsistency, this Third Amendment shall control;

(b) The representations and warranties contained in the Agreement shall survive this Third Amendment in their original form as continuing representations and warranties of Borrower; and

(c) Capitalized terms used in this Third Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

        In consideration hereof, Borrower represents, warrants, covenants and agrees that:

        (aa)         Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb) There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc) Except as expressly waived in this Third Amendment, there has not occurred any Default or Unmatured Default; and

(dd) After giving effect to this Third Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

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PART IV.    CONDITIONS PRECEDENT

        Notwithstanding anything contained in this Third Amendment to the contrary, Bank shall have no obligation under this Third Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of Bank:

        (a)       Each of the conditions set forth in Section 6.2 of the Agreement shall have been satisfied;

        (b)       Bank shall have received this Third Amendment, duly executed, and Bank shall have received the Participant’s Consent attached hereto, duly executed by Fifth Third Bank (Central Indiana);

        (c)       A duly executed certificate of the Secretary or any Assistant Secretary of Borrower (A) certifying as to attached copies of Resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of the Loan Documents, as amended, (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws of Borrower or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to Bank;

        (d)       Bank shall have received a $10,000 amendment/waiver fee from Borrower, and Borrower shall have reimbursed Bank for all legal fees and other expenses incurred by Bank in connection with this Third Amendment and the transactions contemplated hereby.

        IN WITNESS WHEREOF, Borrower and Bank have caused this Third Amendment to be executed by their respective officers duly authorized as of the date first above written.

“BORROWER” BIOANALYTICAL SYSTEMS, INC. By: /s/ Peter T. Kissinger Its: Chairman and CEO “BANK” THE PROVIDENT BANK By: /s/ Jeffrey A. Salesman Its: Vice President

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PARTICIPANT’S CONSENT

        The undersigned, the “Participant” under that certain Participation Agreement dated as of October 29, 2002 between the The Provident Bank (the “Bank”) and the undersigned, hereby consents to the execution and delivery by the Bank and Bioanalytical Systems, Inc. of the attached Third Amendment to Credit Agreement and further consents to the terms contained therein. The undersigned further agrees that the obligations of the undersigned under the Participation Agreement are hereby ratified, confirmed and reaffirmed in all respects.

        IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officer duly authorized as of the 8th day of January, 2004.

FIFTH THIRD BANK (CENTRAL INDIANA) (FORMERLY KNOWN AS FIFTH THIRD BANK, INDIANA By: /s/ M. Anderson Its: Vice President

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